AYDIN CORPORATION

   Telephone                                 700 Dresher Road
(215) 657-7510                                 P.O. Box 349
    FAX                                      Horsham, PA 19044
(215) 657-3830                                    U.S.A.
   Telex
685 1211 AYDIN UW
                             March 21, 1995
                              (VIA EDGAR)

SECURITIES & EXCHANGE COMMISSION
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:     Definitive Proxy Material
        File No. 1-7203

Gentlemen:

We enclose for filing Aydin Corporation's definitive Proxy Materials (Notice of Annual Meeting, Proxy Statement and Form of Proxy Card) for the Annual Stockholders Meeting to be held on April 28, 1995. The filing fee of $125 was paid by Fedwire on March 17, 1995.

The Proxy Material is first being mailed to stockholders this date.

The Company intends to file a registration statement (Form S-8) to register the shares covered by the Individual Non-Qualified
Stock Options and the amended 1994 Incentive Stock Option Plan as soon as those two proposals are approved by the stockholders.

                                  Very truly yours,

                                  /s/ Robert A. Clancy

                                  Robert A. Clancy
                                  Secretary and
                                  Corporate Counsel

                        SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934
                          (Amendment No.      )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec240.14a-11(c) or sec240.14a-12

       ___________________AYDIN CORPORATION______________________
            (Name of Registrant as  Specified in its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
     14a-6(i)(2) or item 22(a)(2) of Schedule 14A.
[ ]  $500 per each party to the controversy pursuant to
     Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computer on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.
     1)  Title of each class securities to which transaction
         applies:
         ...................................
     2)  Aggregate number of securities to which transaction
         applies:
         ...................................
     3) Per unit price or other underlying value of transaction computer pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ...................................
     4)  Proposed maximum aggregate value of transaction:
         ...................................
     5)  Total fee paid:
         ...................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:_______________________________
     2)  Form, Schedule or Registration Statement No.:_________
     3)  Filing Party:_________________________________________
     4)  Date Filed:___________________________________________

                            AYDIN CORPORATION
                            700 Dresher Road
                            Horsham, PA 19044
                          _____________________

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             April 28, 1995
                          _____________________

TO THE STOCKHOLDERS OF AYDIN CORPORATION:

     The Annual Meeting of Stockholders of AYDIN CORPORATION, a
Delaware corporation (the "Company"), will be held on Friday, April 28, 1995, at 3:00 p.m. local time at the Company's
Corporate Offices, 700 Dresher Road, Horsham, Pennsylvania, for the following purposes:

  1. To elect six Directors, each to hold office for a term of one year and until his successor has been duly elected;
      and

  2.  To approve the Individual Non-Qualified Stock Options; and

  3.  To approve an amendment to the 1994 Incentive Stock Option
      Plan; and

  4. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

  The Board of Directors has fixed the close of business on March 1, 1995, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual
Meeting.

  A copy of the Company's Annual Report for its fiscal year ended December 31, 1994, is being transmitted herewith.

  WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN
PERSON, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED FORM
OF PROXY IN THE ENVELOPE PROVIDED.


                                 By Order of the Board of
      Directors,


                                 Robert A. Clancy
                                 Secretary

March 21, 1995

                            AYDIN CORPORATION
                          ____________________

                             PROXY STATEMENT
                          ____________________

  This Proxy Statement and the accompanying form of Proxy, which are first being mailed to stockholders on March 21, 1995, are furnished in connection with the solicitation by the Board of Directors of Aydin Corporation (hereinafter called the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held Friday, April 28, 1995, at 3:00 p.m. local time, and at any adjournment thereof (hereinafter the "Annual Meeting"). The Company's principal executive offices are located at 700 Dresher Road, Horsham, Pennsylvania 19044.

  Shares represented by proxies in the accompanying form, if properly signed and returned, will be voted in accordance with the specifications made thereon by stockholders. Nominees for Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of Directors. Any proxy not specifying to the contrary will be voted for the election of the nominees for Directors named below, for the approval of the Individual Non-Qualified Stock Options (the "Individual Options"), and for approval of the amendment to the Company's 1994 Incentive Stock Option Plan (the "1994 Plan").
A stockholder who signs and returns a proxy in the accompanying form may revoke it at any time before it is voted by giving written notice thereof to the Secretary of the Company.

  The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this Proxy Statement. Such solicitation will be made by mail and may also be made on behalf of the Company by the Company's regular officers and employees, without additional remuneration, personally or by telephone or telegram. The Company will also, upon request, reimburse brokers or persons holding shares in their name or in the names of nominees for their reasonable expenses in sending proxies and proxy material to beneficial owners.

  As of the close of business on March 1, 1995, the Company had outstanding 5,001,088 shares of Common Stock, $1.00 par value, each of which is entitled to one vote. A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Only holders of Common Stock of record at the close of business on March 1, 1995, will be entitled to notice of and to vote at the Annual Meeting. Cumulative voting rights do not exist with respect to the election of Directors.

  With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on the proposals to approve the Individual Options and the 1994 Plan (but not on the election of directors) and will be counted as present for purposes of the item on which abstention is noted. Since the approval of the Individual Options and the 1994 Plan requires the approval of the holders of a majority of the outstanding shares represented in person or by proxy and entitled to vote at the Annual Meeting, abstentions will have the effect of a negative vote. Under the rules

                                (page 1)
of the New York Stock Exchange, Inc., brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors, the Individual Options and the 1994 Plan. Under applicable Delaware law, a broker non-vote will have the same effect as a vote against approving the Individual Options and the proposed amendment of the 1994 Plan but will have no effect on the outcome of the election of directors.


                  BENEFICIAL OWNERSHIP OF COMMON STOCK

    The following table sets forth, as of the dates indicated, the name and address of each person known by the Company to be the beneficial owner of more than 5% of the Company's outstanding voting securities and the percentage of the shares so owned:

Title of       Name and Address of      Amount and Nature of      Percent
Class          Beneficial Owner         Beneficial Ownership(1)   of Class
_____          ___________________      _______________________   ________
Common Stock,  Ayhan Hakimoglu          596,453(2)(3)             11.9%
$1.00 par      700 Dresher Road
value          Horsham, PA  19044

Common Stock,  Victor Posner            334,500(4)                 6.7%
$1.00 par      6917 Collins Avenue
value          Miami Beach, FL 33141

Common Stock,  College Retirement       302,550(5)                 6.0%
$1.00 par      Equities Fund
value          730 Third Avenue
               New York, NY 10017

Common Stock,  Oppenheimer Group, Inc.  264,400(6)                 5.3%
$1.00 par      Oppenheimer Tower
value          World Financial Center
               New York, NY 10281
______________

(1) Based on information furnished by the stockholder.
(2) As of March 1, 1995.  Sole voting and investment power.
(3) Includes 5,000 shares which Mr. Hakimoglu may acquire upon the exercise of options currently exercisable or that will become exercisable within 60 days.
(4) As of December 29, 1993.  Sole voting and investment power.
(5) As of February 10, 1995.  Sole voting and investment power.
(6) As of February 1, 1995.  Shared voting and investment power.

                                (page 2)

                   BENEFICIAL OWNERSHIP BY MANAGEMENT

   The following table sets forth, as of March 1, 1995, the amount and percentage of the Company's outstanding Common Stock, $1.00 par value, beneficially owned by each Director, the chief executive officer, the four other most highly compensated executive officers, as identified in the Summary Compensation Table herein, and all Directors and executive officers as a group:

Title of      Name of                        Amount and Nature     Percent
Class         Beneficial Owner               of Ownership (1)(2)   of Class
________      ________________               ___________________   ________
Common Stock  I. Gary Bard.............             0                -
              Dr. Nev A. Gokcen........        17,000               (4)
              Ayhan Hakimoglu..........       596,453 (3)          11.9%
              Donald S. Taylor.........        10,000               (4)
              Harry D. Train, II.......         2,000               (4)
              John F. Vanderslice......        14,653               (4)
              Gary T. Boswell..........         5,875               (4)
              Demirhan Hakimoglu.......         9,172               (4)
              John C. Wong.............         6,750               (4)
              All of the above and other
              executive officers  as a group
              (Includes 12 persons)....       674,529               13.3%
_____________________________

(1) Based on information furnished by the respective directors and officers. Each person has sole voting and investment power with respect to the shares listed, except the shares of Director Gokcen are held jointly with his spouse.
(2) Includes shares which may be acquired upon the exercise of options currently exercisable or that will become exercisable within 60 days as follows: Gokcen - 2,000, A. Hakimoglu - 5,000, Train - 2,000, Vanderslice - 14,625, Boswell - 5,875, D. Hakimoglu - 4,501,
     Wong - 6,750, and the Group  - 53,376.
(3) See footnote "2" to Beneficial Ownership of Common Stock table above.
(4)  Less than 1%.

                   PROPOSAL 1.  ELECTION OF DIRECTORS

    Six Directors of the Company are to be elected at the Annual Meeting. Each Director will serve one year and until his successor has been duly elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the nominees listed below, all of whom are currently Directors of the Company. If any nominee should become unavailable for any reason, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Any vacancy occurring on the Board of Directors for any reason may be filled by a majority of the Directors then in office until the next annual meeting of stockholders.

    The names of the nominees for Director, all of whom are currently Directors of the Company, and certain information regarding them are as follows:

                                (page 3)

                         Principal Occupation                                        Director
Name                 Age for Past Five Years                       Since
____                 ___ ____________________                      ________
I. Gary Bard         57  Consultant and Private Investor. Chief    1994
                          Operating Officer of Open Software
                          Foundation, developer of software and
                          standards for client server
                          technologies, from November 1992 to
                          February 1993, and President of
                          Integrated Systems Division of
                          Computer Sciences Corporation, designer
                          and manufacturer of large turnkey
                          information systems, from July 1984 to
                          November 1992.

Dr. Nev A. Gokcen    73  Thermodynamicist with the Department of   1972
                          the Interior, Bureau of Mines, Albany,
                          Oregon, which conducts minerals
                          research and environmental
                          preservation.

Ayhan Hakimoglu (1)  67  Chairman of the Board of Directors.       1967
                          President of the Company through
                          February 1992 and from March 1994
                          through December 1994.

Dr. Donald S. Taylor 51  President of the Company since January    1995
                          1995.  From 1970 through 1994 held
                          various positions with Computer Sciences
                          Corporation, designer and manufacturer
                          of large turnkey information systems,
                          the last 13 years as Vice President of
                          its Integrated Systems Division.

Harry D. Train, II   67  Manager, Hampton Roads Operations         1984
                          (defense studies and analysis) of
                          Science Applications International
                          Corporation (SAIC), Norfolk, Virginia,
                          since October 1986.

John F. Vanderslice  53  Executive Vice President of the Company,  1994
                          President of its Vector Division since
                          1982.
________________________

(1) Mr. Hakimoglu may be deemed to be a control person of the Company. For information regarding his stock ownership, see Beneficial Ownership of Common Stock table, page 2.

   The Company has had an Audit Committee since September 1, 1978; and Directors Bard, Gokcen, and Train are its current members. Its powers and duties include the following: (1) sole authority to retain and dismiss both internal and independent auditors; (2) approval before dissemination of any report which contains financial data; and (3) consultation with the independent auditors quarterly and before the Company decides any material accounting policy. This Committee met four times in 1994.

                                (page 4)

   The Company established an Oversight Committee
April 10, 1992, comprised of its outside Directors, currently Bard, Gokcen and Train. Its powers and duties include the review of the Company's policies and procedures and recommendations to the Board of Directors of those measures this Committee believes necessary to strengthen and ensure the effectiveness of Company policies relating to (a) Division and Corporate Officer awareness of federal laws and regulations affecting government contracts;
(b) compliance of outside consultants and sales representatives with national and international regulations involving the sale of Company products; and (c) compliance with federal laws and regulations applicable to government contract procurement and performance. This Committee met four times in 1994.

   There are no nominating or compensation committees of the Board of Directors. The Board of Directors met six times in 1994.

   During the year ended December 31, 1994, the directors attended all meetings of the Board of Directors and Committees on which they served.

   Each Director who is not also an employee of the Company receives an annual director's fee of $7,500, plus $600 for each meeting which he personally attends ($200 for each meeting in which he participates by means of conference telephone). Directors Bard, Gokcen and Train receive no additional fees for serving on the Audit and Oversight Committees. Directors Bard, Gokcen and Train have been granted Individual Non-Qualified Stock Options (the "Individual Options"). Directors Gokcen and Train were granted their Individual Option on October 26, 1990, to purchase up to 2,000 shares at $10.50 per share and Director Bard was granted his Individual Option on October 28, 1994, to purchase up to 10,000 shares at $10.56 per share (both option prices were at the per share market value of the Company's Common Stock on the date of the grants, respectively), 25% exercisable on the first anniversary of the grant and 25% each year thereafter on a cumulative basis until the option expires five years from the date of grant.


                   COMPENSATION OF EXECUTIVE OFFICERS

   The following tabulation sets forth certain information with respect to compensation paid or earned for services in all capacities to the Company and its subsidiaries for its fiscal years ended December 31, 1994, 1993 and 1992, of those persons who were, at December 31, 1994, (i) the chief executive officer; and (ii) the four most highly compensated executive officers of the Company (the "Named Executive Officers"):

                       Summary Compensation Table

                                        Annual Compensation    Long-Term Compensation
                                                                      Awards
                                        ___________________    _______________________
                                                               Securities Underlying
Name and Principal Position    Year     Salary($)(1) Bonus($)        Options (#)
___________________________    ____     __________   _____     _______________________
Ayhan Hakimoglu                1994     $ 182,815      --      20,000 (2)(6)
 Chairman of the Board         1993       174,446      --      10,000 (3)(6)
 and Chief Executive Officer   1992       173,269      --      10,000 (4)(6)

                                (page 5)

John F. Vanderslice            1994       128,925    $99,598   10,000
 Executive Vice President and  1993       123,011     24,552    - 0 -
 President, Vector Division    1992       126,521      2,057    - 0 -

Gary T. Boswell                1994       118,633      --       1,000
 Vice President and President, 1993       115,302      --       - 0 -
 Computer & Monitor Division   1992       117,418      --       - 0 -

Demirhan Hakimoglu             1994       125,429     6,028     3,000
 Vice President and Chief      1993       127,505     3,131     1,000 (5)(6)
 Executive Officer,            1992       127,135    27,490     - 0 -
 Aydin-Yazilim, A.S.

John C. Wong                   1994       113,910      --       - 0 -
 Vice President and President, 1993        80,353      --      15,000
 Controls Division             1992         --         --        --
________________________

(1) Includes any sums deferred for the individual under the Company's 401(k) plan.
(2) This total of 20,000 shares includes 5,000 shares granted on February 25, 1994, that were cancelled and re-priced and granted on October 28, 1994, at current market price.
(3) Cancelled and re-issued by agreement on October 28, 1994, and re-priced and granted at current market price.
(4) Cancelled and re-issued by agreement on August 2, 1993, and re-priced and granted at current market price.
(5) Cancelled and re-issued by agreement on March 28, 1994, and re-priced and granted at current market price.
(6) All options that are re-issued constitute a new grant and the optionee must hold the option for one year before the first 25% becomes exercisable.

                    OPTION GRANTS IN LAST FISCAL YEAR

   Shown below is further information on grants of stock options pursuant to the Company's 1994 Incentive Plan, the 1984
Non-Qualified Plan or an Individual Non-Qualified Stock Option during the year ended December 31, 1994, to the Named Executive
Officers.

                                (page 6)

                   Number of                                     Potential Realizable Value
                   Securities Options                            Value at Assumed
                   Underlying Granted to                         Annual Rates of Stock
                   Options    Employees  Exercise                Price Appreciation
                   Granted    in         Price       Expiration  for Option Term
Name               (#)(1)     1994        $/Sh)      Date        5%($)      10%($)
Ayhan Hakimoglu      5,000(2) 2.6% (2)    $14.37(2)   2-25-99(2) $19,851(2) $ 43,865 (2)
                    15,000    7.9%         11.62     10-28-99     48,156     106,412
John F. Vanderslice 10,000    5.3%         10.56     10-28-99     29,175      64,470
Gary T. Boswell      1,000    0.5%         13.06      2-25-99      3,608       7,973
Demirhan Hakimoglu   3,000    1.6%         13.06      3-28-99     10,825      23,920
John C. Wong          -0-      --            --         --          --          --

________________________
(1)                 All options expire five years from date of grant.
                    Twenty-five percent of the option shares become exercisable one year from date of grant and an additional 25% each year thereafter on a cumulative basis. All options were granted with an exercise price equal to the per share fair market value on the date of the grant.
(2) This option to purchase 5,000 shares was cancelled and re-issued at the current market price on October 28, 1994. The re-priced option for 5,000 shares is included in the 15,000 share total set forth immediately below.

      AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

   Shown below is information with respect to the year-end value of unexercised options to purchase the Company's Common Stock granted in prior years under the Company's 1981, 1983 or 1994 Incentive Plans, the 1984 Non-Qualified Plan or an Individual Non-Qualified Stock Option to the Named Executive Officers and held by them at December 31, 1994. No Named Executive Officer exercised an option during 1994.


                        Number of Securities     Value of Unexercised
                       Underlying Unexercised   In-the-Money Options at
                        Options at FY-End (#)         FY-End ($)(1)
Name                  Exercisable Unexercisable Exercisable Unexercisable
____                  ___________ _____________ ___________ _____________
Ayhan Hakimoglu        5,000      15,000        $ 3,500     $ 9,450
John F. Vanderslice   14,625      10,000         24,716      16,900
Gary T. Boswell        5,625       1,000          9,506       - 0 -
Demirhan Hakimoglu     4,876       3,000          8,240       - 0 -
John C. Wong           3,750      11,250          - 0 -       - 0 -

________________________
(1) Based on the closing price on December 30, 1994, on the New York Stock Exchange of $12.25 per share.

                        TEN-YEAR OPTION REPRICING

   On March 28, 1994 the Board of Directors, and on October 28,
1994 the Special Committee of Board of Directors, offered
Demirhan Hakimoglu and Ayhan Hakimoglu, respectively, the election

                                (page 7)
to cancel certain stock options having an exercise price that exceeded the current per share fair market value ($13.06 and $10.56, respectively) of the Company's stock and receive a new stock option at that day's mean price. The Board and the Special Committee stated that the original purpose for granting the options, i.e., as an incentive for increased effort during their employment, was lost when the stock option became valueless. These two Named Executive Officers, shown in the table below, elected to cancel their prior options and receive new ones at the then current price.

   The foregoing report has been furnished by Messrs. Hakimoglu, Bard, Gokcen, Taylor, Train and Vanderslice.

   Shown below is information with respect to stock options cancelled and new options granted for the same number of shares at the new exercise price during the last ten years to an executive officer of the Company.


                                      Number of    Market Price  Exercise
                                      Securities   of Stock at   Price At                 Length of Original
                                      Underlying   Time of       Time of                  Option Term
                                      Options      Repricing or  Repricing     New        Remaining at Date of
                                      Repriced or  Amendment     or            Exercise   Repricing or
Name                         Date     Amended(#)      ($)        Amendment($)  Price ($)  Amendment
____                         ____     ___________  ____________  ____________  _________  ____________________
Ayhan Hakimoglu              10-28-94  5,000       $10.56        $14.37        $11.62     4 years-4 months
 Chairman and Chief          10-28-94  3,000        10.56         16.31         11.62     3 years-9 months
 Executive Officer           10-28-94  7,000        10.56         17.94         11.62     3 years-9 months
                              8-2-93   7,000        16.31         28.05         17.94     3 years-6 months
                              8-2-93   3,000        16.31         25.50         16.31     3 years-6 months

Demirhan Hakimoglu            3-28-94  1,000        13.06         15.56         13.06     1 year-11 months
 Vice President and CEO       3-28-94  1,000        13.06         16.31         13.06     4 years-4 months
 of Aydin-Yazilim, A.  .      8-2-93   1,000        16.31         22.69         16.31     2 years-11 months

Palle S. Christensen         11-2-90  25,500        10.56         13.42         10.56     2 years-9 months
 Executive Vice President
 and President, Aydin
 Corporation (West)

John F. Vanderslice          11-2-90  12,000        10.56         14.50         10.56     2 years-1 month
 Vice President and          11-2-90   1,500        10.56         14.46         10.56     4 months
 President, Vector           11-2-90   3,000        10.56         13.33         10.56     2 years-7 months
 Division                    5-22-85   2,000        18.56         34.31         18.56     2 years-5 months

Alfred M. Vara               11-2-90   2,000        10.56         15.44         10.56     3 years-2 months
 Vice President and          11-2-90   5,000        10.56         14.88         10.56     4 years-5 months
 President, Controls         11-2-90   1,200        10.56         14.25         10.56     3 years-7 months
 Division

Gary T. Boswell              11-2-90  16,500        10.56         17.50         10.56     1 year-2 months
 Vice President and          11-2-90   6,000        10.56         14.50         10.56     2 years
 President, Computer
 and Monitor Division

Herbert Welber               11-2-90   1,500        10.56         14.50         10.56     2 years-11 months
 Controller and              11-2-90   3,000        10.56         13.96         10.56     7 months
  Assistant Treasurer

Donald O. Wennerstrom        1-27-88   2,000        24.00         31.81         24.00     4 years-3 months
 General Manager, Radar &
 EW Division

                                    (page 8)

Gerald S. Mersten            1-27-88   8,000        24.00         34.13         24.00     4 years-8 months
 Vice President and
 President, Computer
 Division


           BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

    The Board of Directors has furnished the following report on executive compensation dated February 24, 1995:

    Under the supervision of the Chairman of the Board of Directors, the Company has developed and implemented compensation policies which seek to enhance the profitability of the Company, and thus stockowner value, by aligning closely the financial interests of the Company's senior managers with those of its stockowners. In furtherance of these goals, annual base salaries are generally set somewhat below competitive levels so that the Company relies to a large degree on annual bonus arrangements and stock options to attract and retain corporate officers and other key employees and to motivate them to perform to the full extent of their abilities. The bonus arrangements are variable and tied to corporate and division performance in a manner that encourages a sharp and continuing focus on building profitability and stockowner value.

    The Company has bonus arrangements based on operating results with substantially all of its key employees. For division and major subsidiary presidents (i.e., Messrs. Vanderslice, Boswell, D. Hakimoglu and Wong and the presidents of the other five divisions) those bonuses are principally based on the profitability of their respective division. The specific bonus formula varies with each division, depending upon its size and the characteristics of its operations, but generally involves a percentage (e.g., 0.75% to 7%) of the net profits after deduction of a threshold figure (e.g., from $0 to $2,000,000), and a percentage (e.g., 0% to 0.25%) of the increase in sales volume from the previous year if certain net profit margins are attained (e.g., 0% to 10%). The bonus for the Chairman is established by the Board of Directors without reference to any pre-set formula. Directors who are not also employees of the Company receive no bonuses.

    In the early part of each fiscal year, the Chairman will prepare an annual salary and bonus arrangement for the Company's senior executives (other than himself). This salary and bonus arrangement is developed based on performance judgments as to the past and expected future contributions of the individual senior executives. The Board reviews and fixes the base salary and bonus of the Chief Executive Officer based on similar data and the Board's assessment of his past performance and its expectation as to his future contributions in leading the Company and its businesses. This practice is subjective and not based upon specific criteria.

    In evaluating the performance and setting the compensation of the Company's senior management, the Chairman, in making his recommendations to the Board, also takes into account management's commitment to the long-term success of the Company and has taken particular note of management's success in restructuring the Company's businesses to adjust for the decline in its defense business and in effectively directing the Company's operations under the difficult economic conditions in the markets served over the last three years. The $1 million compensation deduction cap under Section 162(m) of the Internal Revenue Code was not discussed because the Company's compensation levels are far below the cap.

    At the beginning of each year goals are established for each division based on its sales growth and operating earnings potential. Financial goals include sales growth, operating earnings and cash flow; while strategic goals focus on such factors as new product development and new business initiatives.

    On March 28, 1994 the Board of Directors, and on October 28, 1994 the Special Committee of Board of Directors, offered Demirhan Hakimoglu and Ayhan Hakimoglu, respectively, the election to cancel certain stock options having an exercise price that exceeded the current per share fair market value ($13.06 and $10.56, respectively) of the Company's stock and receive a new stock option at that day's mean price. The Board and the Special Committee stated that the original purpose for granting the options, i.e., as an incentive for increased effort during their employment, was lost when the stock option became valueless. These Named Executive Officers elected to cancel their prior options and receive new ones at the then current price.

    The foregoing report has been furnished by Messrs.
Hakimoglu, Bard, Gokcen, Taylor, Train and Vanderslice.


                        EMPLOYMENT CONTRACTS AND
                 TERMINATION OF EMPLOYMENT ARRANGEMENTS

    On January 3, 1995, Dr. Donald S. Taylor commenced at will employment with the Company as President and was elected to the Board of Directors to fill the term of Dr. Frederick G. Allen who retired after 22 years. As part of his compensation package, in addition to his salary, Dr. Taylor will receive an incentive bonus equal to 3% of the net pretax profit of the combined Controls, Computer & Monitor and Raytor units (Aydin East), but not less than $15,000 per quarter for the first eight quarters of his employment. Further, as an inducement to enter into employment with the Company, Dr. Taylor was granted (i) an Individual Non-Qualified Stock Option to purchase within five years 70,000 shares, exercisable 25% each year starting January 3, 1996 at the option price of $11.56 per share, $.57 below the fair market value of the shares on the date of grant, and (ii) a restrictive stock award (the "Award") of 10,000 shares of the Company's common stock that will vest over a four-year period (2,500 shares per year commencing January 3, 1996).


       COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Directors Hakimoglu and Vanderslice, members of the Board of Directors voting on the compensation recommendations for other executive officers of the Company were, during the fiscal year, officers and employees of the Company.

                                (page 10)

               SHAREHOLDER RETURN PERFORMANCE PRESENTATION

    Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the S&P 500 Stock Index and the S&P High Technology Composite Index for the period of five fiscal years commencing December 29, 1989, and ended December 31, 1994.

            Comparison of Five-Year Cumulative Total Return*
            Aydin Common, S&P 500 Stock & S&P High Technology
                            Composite Indices

                COMPARISON OF FIVE YEAR CUMULATIVE RETURN

     AMONG AYDIN CORP, S&P 500 INDEX AND S&P HI-TECH COMPOSITE INDEX

Measurement Period     Aydin Corp.   S&P 500 Index  S&P Hi-Tech
(Fiscal Year                                        Composite
Covered)                                            Index
Measurement Pt 12/29/89  $100.00       $100.00        $100.00

FYE 12/31/90             $80.30        $96.87         $102.87
FYE 12/31/91             $142.15       $125.81        $137.21
FYE 12/31/92             $101.93       $134.93        $185.51
FYE 12/31/93             $76.44        $148.01        $242.18
FYE 12/31/94             $78.04        $145.73        $306.96

* Assumes $100 invested in Aydin Common Stock and each index on December 29, 1989, and that all dividends were reinvested.

            COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten-percent beneficial owners are required by applicable regulations to furnish the Company with copies of all
Section 16(a) forms they file. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock other than its Chairman, Ayhan Hakimoglu.

                                (page 11)

    Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all filing requirements applicable to its officers and directors were complied with during 1994.


                        PROPOSALS 2 AND 3 SUMMARY

    There will be presented to the meeting two additional proposals to be voted upon separately: (i) to approve the Individual Non-Qualified Stock Options (the "Individual Options") granted to one outside director and three officers of the Company; and (ii) to amend the 1994 Incentive Stock Option Plan (the "1994 Plan" or the "Plan") to increase the number of shares from 100,000 to 150,000 for which options may be granted under the Plan. Stockholder approval of these two proposals is a prerequisite to listing the shares on the New York Stock Exchange.

    Shown below is information on the stock options granted to date under the 1994 Plan and since October 28, 1994 for the Individual Options to (i) Named Executive Officers; (ii) all current executive officers as a group ("Executive Group");
(iii) all current Directors who are not executive officers as a group ("Non-Executive Directors Group"); and (iv) all employees, including all current officers who are not executive officers ("Non-Executive Officer Employee Group").

                            NEW PLAN BENEFITS

                                        1994 Incentive      Individual
                                        Stock Option        Non-Qualified
                                        Plan Shares         Option Shares
Name and Position                       Granted             Granted
_________________                       ______________      _____________
Ayhan Hakimoglu                         20,000 (1)           - 0 -
  Chairman of the Board and
  Chief Executive Officer

John F. Vanderslice                       - 0 -             10,000
  Executive Vice President and
  President, Vector Division

Gary T. Boswell                          1,000               - 0 -
  Vice President and General Manager,
  Computer & Monitor Division

Demirhan Hakimoglu                       3,000               - 0 -
  Vice President and Chief Executive
  Officer, Aydin-Yazilim, A. S.

John C. Wong                              - 0 -              - 0 -
  Vice President and General Manager,
  Controls Division

Executive Group                         35,000 (1)          80,000

Non-Executive Director Group             - 0 -              10,000

Non-Executive Officer Employee Group    91,400               - 0 -

__________________________
(1) This total includes 5,000 shares granted on February 25, 1994, that were cancelled and re-priced and granted on October 28, 1994, at current market price.

                                (page 12)

     PROPOSAL 2.  APPROVAL OF INDIVIDUAL NON-QUALIFIED STOCK OPTIONS

Background

     On October 28, 1994, the Board of Directors granted Individual Options to Director Bard and executive officers Vanderslice and LoCasale, each to purchase 10,000 shares of the Company Common Stock at $10.56 a share, the fair market value of the shares on the date of grant. On January 3, 1995, the date Dr. Taylor commenced his employment with the Company and pursuant to resolutions adopted November 14, 1994 (the "Resolutions"), the Board of Directors granted Dr. Taylor an Individual Option to purchase 70,000 shares of the Company's Common Stock at $11.56 a share, the price established by the Resolutions. On March 7, 1995, the closing price of the Company's Common Stock on the New York Stock Exchange was $12.50.

The Individual Options

     All of the Individual Options provide that no option is exercisable prior to one year nor after five years from the date on which the option is granted (the "Option Period"). Unless the option agreement provides otherwise, 25% of each option granted is exercisable commencing one year from the date of grant, and an additional 25% becomes exercisable each year thereafter during the Option Period on a cumulative basis. As of March 7, 1995, under all of the Individual Options granted on or after October 28, 1994, there were outstanding options to purchase an aggregate of 100,000 shares, with expiration dates ranging from October 28, 1999 to January 3, 2000, having an average purchase price of $11.26.

     No Individual Option is assignable or transferrable otherwise than by will or by the laws of descent and distribution, and during the lifetime of the optionee the option is exercisable only by the optionee. If the optionee attempts to transfer, assign, pledge, hypothecate or otherwise dispose of any option or any right thereunder, such attempt will be void and of no effect, and the Company shall have the right to terminate the options granted as of the date of such purported transfer, assignment, pledge, hypothecation or other disposition.

     An optionee may exercise an option by giving written notice to the Company specifying the number of shares to be purchased and by submitting the purchase price of the shares. Payment of the purchase price under the Individual Options may be made in cash (including check, bank draft, or money order) or by delivery to the Company of shares of the Company's Common Stock ("Stock") already owned by the option holder, or by a combination of cash and Stock. Any such Stock so delivered shall be valued at its fair market value (the mean of the high and the low prices on the principal exchange upon which the Stock is traded) on the trading date immediately preceding the date of exercise of the option. Any option not exercised within the period fixed for its exercise shall terminate and become void and of no effect.

     The Company may postpone the issuance and delivery of shares upon any exercise of an Individual Option until (i) the admission of such shares to listing on any stock exchange on which shares of the Company of the same class are then listed; and (ii) the completion of such registration or other qualification of such shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable. Any person exercising an option shall make such representations and furnish such information as may in the opinion of counsel for the Company be appropriate to permit the Company, in the light of the then existence or non-existence of an effective registration statement under the Securities Act of 1933 (the "Securities Act") with respect to such shares, to issue the shares in compliance with the provisions of that or any comparable act. In the absence of an appropriate registration statement, the restrictions contained in Rule 144 promulgated under the Securities Act, as from time to time amended, will apply to sales of

                                (page 13)

option shares by persons who may be deemed to be "affiliates" as defined in Rule 144. An "affiliate" of an issuer is defined in Rule 144 as a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such issuer.

     Under the Individual Options, if the employment (or position as non-employee Director, as the case may be) of any optionee is terminated, options are exercisable only to the following extent: (i) if the employment is terminated otherwise than by death of the optionee, the optionee shall have the right at any time within thirty (30) days thereafter, but in no event after the expiration of the Option Period, to exercise the option with respect to all or any part of the number of shares which the optionee could have purchased on the date of the termination of employment; and (ii) if the employment is terminated by the death of the optionee, the person or persons to whom the optionee's rights under the option granted shall pass by will or by the applicable laws of descent and distribution shall have the right at any time within three months after the optionee's death, but in no event after the expiration of the Option Period, to exercise the option with respect to all or any part of the number of shares which the optionee could have purchased on the date of death.

     The Federal income tax consequences to an employee who receives or holds an Individual Option will be generally as follows. An employee will not realize any income at the time the option is granted. The employee, including a director, officer or beneficial owner of more than ten percent of the Common Stock of the Company (hereinafter, a "director, officer or principal stockholder"), will realize income at the time he exercises any option in a total amount equal to the sum of (i) in the case of an option with respect to which the employee uses cash to pay the option price, the amount by which the fair market value at the time of issuance of the shares acquired pursuant to the exercise of an option exceeds the price paid for such shares pursuant to the exercise of such option; and (ii) in the case of an option with respect to which an employee uses shares of Common Stock of the Company which he owns to pay the exercise price, the total fair market value, at the time of issuance, of the number of shares issued in excess of the number of shares surrendered upon such exercise.

     If an individual uses shares of Common Stock of the Company which he owns to pay, in whole or in part, the exercise price for optioned shares under the Individual Option, (i) the individual's holding period for the newly issued shares of Common Stock equal in value and number to the old shares (the "exchanged" shares) which were surrendered upon the exercise shall include the period during which the old shares were held; (ii) the employee's basis in such exchanged shares will be the same as his basis in the old shares surrendered; and (iii) no gain or loss will be recognized by the employee on the exchange of the old shares surrendered for the exchanged shares. The employee's basis in the shares received over and above the exchanged shares will be equal to their fair market value at the time the employee realizes income with respect to such shares.

     All income realized upon the exercise of any options will be taxed at ordinary income rates, and will be subject to Federal income tax withholding requirements. The Company may claim an income tax deduction (as compensation paid) for the amount taxable to an employee (including directors, officers and principal stockholders) upon the exercise of options, as described above, in the same year as those amounts are taxable to the employee. Shares issued pursuant to the exercise of options generally constitute a capital asset in the hands of an employee (including a director, officer or principal stockholder), and will be eligible for capital gain or loss treatment upon any subsequent disposition. The employee's cost basis will be equal to the option price plus any amount recognized as ordinary income. Generally, an employee's (including a director, officer or principal stockholder) holding period will commence with the date such shares are issued to the employee by the Company, and his basis in such shares will equal their fair market value as of that date.

                                (page 14)

     Approval of this proposal will require the affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented in person or by proxy at the Annual Meeting and is a prerequisite to the listing on the New York Stock Exchange of the shares issuable upon the exercise of the options granted pursuant to the Individual Non-Qualified Options.

     The Board of Directors recommends a vote FOR this proposal.


              PROPOSAL 3.  APPROVAL OF AN AMENDMENT TO THE
                    1994 INCENTIVE STOCK OPTION PLAN

Background

     The Board of Directors unanimously adopted the 1994 Plan effective as of January 3, 1994 and expiring on December 31, 2003, providing for the grant to officers and key employees of the Company of incentive stock options to purchase a maximum of 100,000 shares of the Company's Common Stock, $1.00 par value, at option prices not less than the fair market value of the stock on the date the option is granted. On October 28, 1994 the Board amended the Plan, subject to stockholder approval, increasing the maximum number of shares to be purchased under the Plan from 100,000 to 150,000 shares. As of that date, options totalling 83,450 shares had been granted to 137 employees, leaving only 16,550 shares available for grant in the future. On
March 7, 1995, the closing price of the Company's Common Stock on the New York Stock Exchange was $12.50. No option is exercisable prior to one year nor after five years from the date on which the option is granted (the "Option Period"). Pursuant to the 1994 Plan, unless the Option Agreement provides otherwise, 25% of each option is exercisable one year from the date of grant, and an additional 25% becomes exercisable each year thereafter during the Option Period on a cumulative basis.

The Plan

     If the employment of any optionee is terminated, options are exercisable only to the following extent: (i) if the employment is terminated for cause or if the optionee voluntarily quits, the optionee shall have the right at anytime within thirty
(30) days thereafter, but in no event after the expiration of the Option Period, to exercise the option with respect to all or any part of the number of shares which the optionee could have purchased on the date of the termination of employment; (ii) if the employment is terminated otherwise than for cause, disability, death, or voluntary resignation, the optionee shall have the right at any time within three months thereafter, but in no event after the expiration of the Option Period, to exercise the option with respect to all or any part of the number of shares which the optionee could have purchased on the date of the termination of employment; (iii) if the employment is terminated by death of the optionee (while employed), or within the three-month period referred to in subsection (ii) above or within the twelve-month period referred to in subsection (iv) below, the person or persons to whom the optionee's rights under the option granted shall pass by will or by the applicable laws of descent and distribution shall have the right at any time within three months after the optionee's death, but in no event after the expiration of the Option Period, to exercise the option with respect to all or any part of the number of shares which the optionee could have purchased on the date of death; (iv) if the employment is terminated by the disability of the optionee, the optionee shall have the right at any time within twelve months thereafter, but in no event after the expiration of the Option Period, to exercise the option with respect to all or any part of the number of shares which the optionee could have purchased on the date of termination of employment.

     The optionee may pay for the purchase of the shares under an option granted pursuant to the 1994 Plan by cash, or by delivering already owned Company Stock ("Stock"), or by a

                                (page 15)

combination of cash and Stock. The optionee may not use already owned Company Stock to purchase shares under an option granted pursuant to the 1994 Plan if such Stock was acquired by the optionee pursuant to the exercise of any "Incentive Stock Option" and the Stock so acquired has not been held by the optionee for two years from the date the option was granted and one year from the date of receipt of the Stock upon exercise of the option.

     If shares are purchased under an option granted pursuant to the 1994 Plan, and no disposition of the shares is made by the optionee within two years from the date the option was granted nor within one year after receipt of the shares upon exercise of the option, there is no income recognized by the optionee or deduction by the Company in the year in which the option is granted or exercised. If the optionee disposes of shares within two years of the date an option was granted or within one year of receipt of the shares pursuant to the 1994 Plan, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares on the date of the exercise over the option price. The excess, if any, of the amount realized upon disposition of such shares over the fair market value of the shares on the date of exercise will be long or short term capital gain, depending upon the holding period of the shares, providing the optionee holds the shares as a capital asset at the time of disposition. If such disposition of the shares by the optionee within two years of the date of grant of the option is a sale or exchange with respect to which a loss (if sustained) would be recognized by the optionee, then the amount which is includable in the gross income of the optionee, and the amount which the Company would be entitled to as a deduction, shall not exceed the excess (if any) of the amount realized on the sale or exchange over the adjusted basis of such shares. If the above mentioned holding periods are met and the optionee later sells the shares, assuming they constitute a capital asset in his or her hands, any amount by which the sale proceeds exceed the option price on the date of exercise will constitute capital gain, and any amount by which the sale proceeds are less than the option price on the date of exercise will constitute capital loss. At the present time, the shares must be held for one year to constitute capital assets.

     The Board of Directors is authorized to interpret the 1994 Plan, to define the terms used therein, to prescribe, amend, and rescind rules and regulations for the administration thereof, and to take such other action in the administration of the 1994 Plan as it shall deem proper, provided such interpretation shall be in accordance with Section 422 of the Internal Revenue Code and that the options granted under the 1994 Plan constitute "Incentive Stock Options" within the meaning of that Section. Only the Special Committee of the Board, composed of the three non-employee Directors, may grant options to officers of the Company who are also Directors. No Director is permitted to participate in any determination or action in which such Director may have a personal interest. To date, under the 1994 Plan as most recently amended, options totaling 121,400 shares have been granted to 144 employees, leaving options for 28,600 shares available for grant in the future. At the date the 1994 Plan was adopted, approximately 250 employees were eligible to participate.

     Approval of this proposal will require the affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented in person or by proxy at the Annual Meeting and is a prerequisite to the listing on the New York Stock Exchange of the shares issuable upon the exercise of the options granted pursuant to the amended 1994 Plan. If the amended 1994 Plan is not approved by the stockholders, options in excess of 100,000 shares will be terminated.

     The Board of Directors recommends a vote FOR this proposal.

                                (page 16)

                          INDEPENDENT AUDITORS

     On June 13, 1994, the Audit Committee of the Board of Directors engaged the services of Grant Thornton LLP as the Company's independent auditors through March 31, 1997. A representative of Grant Thornton LLP will attend the Annual Meeting and will be given an opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

     The Company's former independent auditors, KPMG Peat
Marwick LLP, were terminated by the Audit Committee
June 13, 1994, due to the fact that agreement on fees to be charged for the Company's 1994 audit could not be reached. There were no disagreements with KPMG Peat Marwick LLP in connection with the audits of the fiscal years ended December 31, 1993 and 1992 and the subsequent interim period preceding the termination with respect to matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreements, if not resolved to their satisfaction, would have caused KPMG Peat Marwick LLP to make reference to the matter in their report. Further, the KPMG Peat Marwick LLP reports on the financial statements of the Company for the years ended December 31, 1993 and 1992 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.


                 THE SUBMISSION OF STOCKHOLDER PROPOSALS
              FOR CONSIDERATION AT THE 1996 ANNUAL MEETING

     Any stockholder who desires to submit a proposal for consideration at the 1996 Annual Meeting and who desires that the proposal be included in the Proxy Statement issued by the Board of Directors in connection with such Annual Meeting may request that inclusion by submitting such proposal in writing to the Secretary of the Company on or before November 21, 1995, in accordance with Rule 14a-8 of the Securities and Exchange Commission.


                              OTHER MATTERS

    The Board of Directors does not know of any matters to be presented for consideration, other than the matters described in the Notice of Annual Meeting. However, if other matters are properly presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment.

                       By Order of the Board of Directors,


                       AYHAN HAKIMOGLU
                       Chairman
March 21, 1995


                                (page 17)

APPENDIX No. 1  (Form of Proxy Card)

Aydin Corporation        AYDIN CORPORATION
700 Dresher Road             PROXY FOR
Horsham, PA 19044   ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON APRIL 28, 1995

       This Proxy is Solicited on Behalf of the Board of Directors

    The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated March 21, 1995, hereby constitutes and appoints Ayhan Hakimoglu and Robert A. Clancy, and each of them acting individually, as the undersigned's proxies, each with the power to appoint his substitute and authorizes them to represent the undersigned and to vote all the shares of common stock of AYDIN CORPORATION held on record by the undersigned on March 1, 1995, at the Annual Meeting of Stockholders to be held on April 28, 1995 or any adjournment or postponement thereof, on the matters set forth on the reverse side hereof.

    THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS RECOMMENDED BY THE BOARD OF DIRECTORS, FOR PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

            (Continued and to be signed on the reverse side)


                                (Side 1)


To Vote for    To Withhold   1. Board of Directors recommends and will vote FOR  2. To approve Individual Non-Qualified
all nominees   authority to   the election of the following as Directors unless     Stock Options.
check this box vote for all   otherwise directed:
               nominees                                                             FOR         AGAINST      ABSTAIN
               check this box     I.G. Bard, N.A. Gokcen, A. Hakimoglu, D.S.        [ ]           [ ]           [ ]
                                  Taylor, H.D. Train, II and J.F. Vanderslice.
 FOR           WITHHOLD
                              To withhold authority to vote for any individual   3. To approve an Amendment to 1994
 [ ]              [ ]         nominee while voting for the remainder, write this    Incentive Stock Option Plan.
                              nominee's name in the space below:
                                                                                    FOR         AGAINST      ABSTAIN
                              _______________________________________________       [ ]           [ ]           [ ]

4. Subject to the limitation described in the Proxy Statement     PLEASE SIGN EXACTLY AS NAME APPEARS AT LEFT.
relating to the Annual Meeting of Stockholders, in their
discretion, the proxies or their substitutes are authorized         Dated: _____________________, 1995
to vote upon such other matters as may properly come before
the annual meeting or any adjournment or postponement         Joint owners should each sign. When signing as attorney,
thereof.  The Board of Directors is not presently aware       executor, administrator, trustee or guardian, please
of any such other matters.                                    give full title as such.  If a corporation, please sign
                                                              full corporate name by the president or other authorized
                                                              officer.  If a partnership, please sign partnership name
                                                              by an authorized person.

                                                              __________________________________________________
                                                                                    Signature



                                                              __________________________________________________
                                                                            Signature if held jointly

                                                              PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY
                                                              CARD USING THE ENCLOSED ENVELOPE




                                (Side 2)

APPENDIX No. 2  (Individual Non-Qualified Stock Option)

                            AYDIN CORPORATION

             INDIVIDUAL NON-QUALIFIED STOCK OPTION AGREEMENT

   THIS AGREEMENT, made on                between AYDIN
CORPORATION and its subsidiaries (hereinafter called the
"Company") and             (hereinafter called "Optionee").

   The Board of Directors of the Company has determined that it is to the advantage and interest of the Company and its stockholders to grant the option provided for herein to the Optionee for their services to the Company and as an incentive for increased effort in the future, and in consideration of the mutual convenants herein contained, the parties hereto agree as follows:

1. Shares Optioned; Time of Exercise; Option Price.

The Company grants to Optionee the right and option to
purchase, on the terms and conditions hereinafter set forth,
all or any part of an aggregate of        shares of the
Company's presently authorized but unissued common stock (par
value $1.00) at the purchase price of $      per share,
excerisable at the time and for the number of shares indicated hereafter.

      A. On or after     , to and including
                       ,    shares.

      B. On or after     , to and including
                       ,    shares.

      C. On or after     , to and including
                       ,    shares.

      D. On or after     , to and including
                       ,    shares.


     2. Payment for Delivery of Stock.

The option granted hereunder shall be exercisable by Optionee from time to time (as hereinabove provided), by delivery of written notice specifying therein the number of shares which he has elected to purchase and the payment to the Company of the purchase price of the shares which Optionee shall then elect to purchase. Payment is acceptable if it is made either: (i) in cash (including check, bank draft, or money order); or (ii) by delivering Company Common Stock ("Stock") already owned by Optionee; or (iii) by a combination of cash and Stock. The fair market value of Stock so delivered shall be the mean of the high and the low prices on the principal Exchange upon which the Stock is traded on the trading day immediately preceding the date of exercise.


     3. Necessity of Affiliation When Option is Exercised.

The option granted hereby and all rights hereunder to the extent such rights shall not have been exercised, shall terminate and become null and void if the Optionee ceases to be affiliated with the Company (whether by resignation, retirement, dismissal, disability or otherwise), except that
(a) in the event of the termination of such affiliation for any reason other than the death of the Optionee, the Optionee may at any time within a period of thirty (30) days thereafter exercise the option granted hereby to the extent such option was exercisable by Optionee on the date of the termination of such affiliation, and (b) in the event of the death of the Optionee while affiliated with the Company, the options granted hereby which would have become exercisable by the Optionee at time of death may be exercised immediately or any time within three (3) months after such death by the person or persons to whom the Optionee's rights under the option granted hereby shall pass by will or by the applicable laws of descent and distribution; provided, however, that in no event may the option granted hereby be exercised to any extent by anyone after the terminal date specified in Section 1 of this Agreement. As used herein, the term "affiliation" includes, but is not limited to employee or director.

     4. Nonassignability of Options.

Except as otherwise provided in Section 3 of this Agreement, the option granted hereunder and the rights and privileges conferred hereby shall be exercisable only by the Optionee and shall not be transferable or be assignable, either voluntarily or by operation of law, by Optionee, in whole or in part, and if the Optionee shall attempt to make any such transfer or assignment of the option granted hereunder, or any of the rights and privileges conferred, such attempt to transfer or assign shall be void and of no affect, and the Company shall have the right to terminate this Agreement as of the date of such purported transfer or assignment.

     5. Termination of Optionee

If Optionee is an employee or non-employee Director of the Company, subject to the terms of any employment contract or other arrangement to the contrary, the Company shall have the right to terminate or change the terms of employment of the Optionee at any time for any reason whatsoever. A leave of absence or an interruption in service (including an interruption during military service) authorized or approved by the Company shall not be deemed a termination of employment for the purpose of this Section 5.

     6. Compliance with Governmental and Other Regulations.

This option shall not be exercisable in whole or in part, and the Company shall not be obligated to sell any shares of stock pursuant to the exercise of this option, (a) until this option has been approved by the shareholders of the Company, and (b) if such exercise and sale would, in the opinion of counsel for the Company, require registration of such shares under the Securities Act of 1933 (or other Federal or State statues having similar requirements), as it may be in effect at that time, and the Company shall at such time not desire to so register such shares. If at any time the Board of Directors of the Company shall determine in its discretion that the listing or qualifications of the shares of stock subject to this option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with the issue of shares pursuant to the exercise hereof, this option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company's Board of Directors.

    7. Acquisition for Investment; Notification of Disposition.

By accepting this option, Optionee agrees for himself, his heirs, and legates that any and all shares purchased hereunder shall be acquired for investment and not for distribution, and upon the issuance of any or all of the shares subject to the option granted hereunder, Optionee, his heirs or legates receiving such shares, shall deliver to the Company a representation in writing that such shares are being acquired in good faith for investment and not for distribution. The Company, at its sole discretion, may take all reasonable steps (including the affixing of an appropriate legend on certificates embodying the shares) to assure itself against any sale or distribution by Optionee not in compliance with the Federal or State securities laws. In the event that the Optionee at any time contemplates the disposition (whether by sale, exchange, gift or other form of transfer) of any shares of stock acquired pursuant to the exercise of the option granted hereby, Optionee will first notify the Company of such proposed disposition and will thereafter cooperate with the Company in complying with all the applicable requirements of law which, in the opinion of the Company, must be satisfied prior to the making of such disposition. In the event that the Optionee disposes (whether by sale, exchange, gift or any other transfer) of any shares of stock acquired pursuant to the exercise of the option granted hereby, within one (1) year after the transfer of such shares to him upon his exercise of such option, he will notify the Company in writing within thirty (30) days after such disposition.

     8. Adjustments

In the event that the shares of stock subject to the option granted hereby shall be changed into or exchanged for a different number of kinds of shares of stock or other securities of the Company, or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of stock shall be increased through the payment of a stock dividend, then there shall be substituted for or added to each share of stock of the Company theretofore or thereafter subject to this option the number and kind of shares of stock or other securities into which each outstanding share of stock of the Company shall be so changed, or for which each such share shall be exchanged, or to which each such shall be entitled, as the case may be. This option shall also be appropriately amended as to price and any other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kinds of the outstanding shares of stock of the Company subject to this option, or of any stock for which it shall have been exchanged, then if the Company's Board of Directors shall, in its sole discretion, determine that such change equitably requires an adjustment in this option, such adjustments shall be made in accordance with such determination. No fractional shares will be issued as a result of any adjustment in this option pursuant to this Section 8, nor shall any cash payment be made in lieu thereof. To the extent possible, any fractional shares resulting from such adjustment will be aggregated and the resulting whole shares added to any shares remaining to be purchased under this option. Notice of any adjustment shall be given by the Company to the Optionee and such adjustment (whether or not such notice is given) shall be final, effective, binding and conclusive for all purposes hereof.
The Board of Directors shall have the power, in the event of any merger or consolidation of the Company with or into any other corporation or company, to amend this option to permit the exercise of this option prior to the effectiveness of any such merger or consolidation and to terminate this option as of such effectiveness. If the Board of Directors of the Company shall exercise such power, this option shall be deemed to have been amended to permit the exercise hereof in whole or in part by the Optionee at any time or from time to time as determined by the Board of Directors prior to the effectiveness of such merger or consolidation, and this option shall be deemed to terminate upon such effectiveness.

     9. Rights of Optionee in Stock.

Neither the Optionee nor his executor, administrator, heirs or legatees shall be or have any rights or privileges of a shareholder of the Company in respect to the shares issuable upon exercise of the option granted hereunder, unless and until certificates representing such shares shall have been issued and delivered.

     10. Notices

Any notice to be given under the terms of this Agreement shall be addressed to the Company at 700 Dresher Road, P.O. Box 349, Horsham, PA 19044, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid and deposited (first class postage prepaid) in post office or branch post office regularly maintained by the United States Government.

     11. Effect of Agreement; Execution.

This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company.

     IN WITNESS WHEREOF, the Company has caused these presents to be executed on its behalf by its Chairman, to be sealed by its Corporate seal, attested by its Secretary, and Optionee has hereunto set his hand the day and year first above written which is the time of granting of the option hereunder.

ATTESTED:              AYDIN CORPORATION

_______________________                        By_________________________
Robert A. Clancy       Ayhan Hakimoglu
Secretary              Chairman

{SEAL)


                           ___________________________
                           Optionee's Signature



                           ___________________________


                           ___________________________
                           Optionee's Address (zip code)

APPENDIX No. 3  (1994 Incentive Stock Option Plan)

                  THE 1994 INCENTIVE STOCK OPTION PLAN
                          OF AYDIN CORPORATION

                             150,000 Shares
                     (Last amended October 28, 1994)
I.   Purpose

     The purpose of this Plan is to advance the interests of the Corporation and its shareholders by strengthening the ability of the Corporation to attract and retain in its employ key individuals of training, experience and ability and to furnish additional incentive to officers and valued key employees upon whose judgement, initiative and efforts the successful conduct and development of its business largely depends, by encouraging them to purchase stock in the Corporation.

II.  Definitions

     As used in this Plan, "Corporation" means Aydin Corporation; "Board of Directors" means the Board of Directors of Aydin Corporation; "employee" includes officers and other key employees of the Corporation and its subsidiaries but excludes members of the Board of Directors who are not also officers or employees of the Corporation; "Stock Option Committee" (the "Committee") means the Board of Directors; "Special Committee" means a committee composed of at least three non-employee Directors that qualify as "disinterested persons" under Rule 16b-3(d)(3); "Common Stock" means the Corporation's Common Stock of the par value of $1.00 per share; "Code" means the Internal Revenue Code of 1986, as amended from time to time.

III. Eligible Personnel

     A.  All full-time salaried officers and key employees.

     B. An employee who has been granted an option may, if he is otherwise eligible, be granted an additional option or options.

IV.  Stock Option Committee

     A. Subject to the provisions of the Plan, the Committee shall administer the Plan. It shall have authority to construe and interpret the Plan, to define the terms used therein, to prescribe, amend and rescind rules and regulations for the administration of the Plan and to take such other action in the administration of the Plan as it shall deem proper. The interpretation by the Committee of any provision of the Plan or of any option agreement entered into hereunder shall be in accordance with Section 422 of the Code and Regulations issued thereunder as they may be amended from time to time, in order that rights granted hereunder and under said option agreements shall constitute "Incentive Stock Options" within the meaning of that Section.

     B. A majority of the members of the Committee, or the Special Committee as the case may be, shall constitute a quorum and make all determinations, take all actions and conduct all business. They shall keep minutes of their respective meetings.

     C. Any Committee or Special Committee action may be taken or determination made without a meeting if all members of the respective committee shall individually or collectively consent in writing to such action or determination. Such written consent or consents shall be filed with the minutes of the Corporation.

     D. All interpretations, determinations and actions by the respective committee shall be final, conclusive and binding upon all parties.

     E. No member of the Committee, or Special Committee as the case may be,shall be liable for any action or determination made in good faith with respect to the Plan or any option agreement.

V.   Granting of Options

     A. The Committee may at any time and from time to time grant options to eligible employees, to purchase shares of Common Stock of the Corporation under this Plan, determining the specific employees to whom options may be granted, the number of shares to be subject to each option, the terms and provisions of the option agreements, and the time or times at which such options shall be granted, provided, however, only the Special Committee may grant options to officers of the Corporation who are also directors of the Corporation on the date of such grant.

     B. The date of grant shall be the date either committee takes the necessary action to make the grant; provided, however, that if the minutes or appropriate resolutions of the respective committee provide than an option is to be granted as of a date in the future, the date of grant shall be such future date. In any event, the optionee must be an employee on the date of the grant.

     C. No option shall be granted under this Plan after the close of business on December 31, 2003, but options theretofore granted may extend beyond that date.

     D.  The options granted hereunder shall be "Incentive
         Stock Options" as that term is used in Section 422 of the Code.

VI.  Shares Subject to the Plan

     The total number of shares of Common Stock that may be purchased pursuant to options granted under this Plan shall not exceed 150,000 subject to adjustment as provided in Section IX and subject to amendment as provided in Section X. If any option outstanding hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to the option shall again be available for the grant of options under this Plan. Upon the exercise of an option outstanding hereunder, the Corporation may reissue Common Stock held in its treasury or issue authorized but unissued Common Stock.

VII. Terms of Options

     A. Each option granted under the Plan shall include the following provisions, or terms consistent with the following provisions:

         1. The purchase price (option price) of the shares subject to option shall be not less than the fair market value of the stock on the day the option is granted. Such fair market value shall be established as the following, in order of descending preference:

             a.  Mean between the highest and the lowest
                 quoted selling prices of the stock on an exchange.

             b. Lacking a. above, the mean between the "bid" and "asked" prices as provided to the Company by a legitimate broker.

             c. Lacking a. or b. for the date of grant, the mean between the "bid" and "asked" prices for the most recent date quoted, as obtained for the Company by a legitimate broker.

             d. Lacking a., b. or c., the last established determinable price.

         2. Except as provided in Section VIII herein, no option may be exercised unless the optionee is at the time of such exercise in the employ of the Corporation or of a subsidiary and shall have been continuously so employed since the granting of his option. For the purpose of the Plan, an employee who is on leave of absence or who is in the Armed Services or the civilian employment of the United States will be considered in the employ of the Corporation or its subsidiaries to the extent his employment would be treated as continuing intact under Sections 421 and 422 of the Code, and the Regulations thereunder, as amended, from time to time.

         3. No option may be exercised prior to one year nor after five years from the date of its grant. Unless the option Agreement provides otherwise, any time after one year from the date of grant the employee may exercise his option in accordance with the following schedule:

After:                        The optionee may purchase:
One year from date of grant.....25% of the total.
Two years from date of grant....An additional 25% of the total.
Three years from date of grant..An additional 25% of the total.
Four years from date of grant...An additional 25% of the total.

         4. Upon each exercise of an option the purchase price shall be payable in full in cash, (or its equivalent acceptable to the Corporation), or Common Stock already owned by the employee, or a combination of cash and Common Stock.

         5. No fractional shares shall be issued under this Plan or under any option granted hereunder, nor shall any cash payment be made in lieu thereof.

         6.  An option shall not be assignable or
             transferable by the employee to whom granted otherwise than by will or by the laws of descent and distribution, and may be exercised, during his lifetime, only by such employee.

         7. No person shall have the rights and privileges of a shareholder with respect to shares subject to or purchased under an option until the date appearing on the certificates issued upon the exercise of the option.

     B. The aggregate fair market value (determined as of the date the option is granted) of the stock for which any employee may be granted options first exercisable in any calendar year under this Plan and all other "Incentive Stock Option Plans" of the Corporation or its subsidiaries, shall not exceed $100,000.

     C. No option under this Plan may be granted to an employee who, at the time the option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Corporation or of its subsidiaries, provided, however, this limitation shall not apply if such option is granted at an option price of at least 110 percent of the fair market value of the stock on the date of the grant.

     D. Each option granted under this Plan may, but need not, include other terms and conditions not inconsistent with the provisions hereof, including a requirement that the optionee represent at the time of each exercise of option that the shares purchased are being acquired for investment and not for resale.

     E. Nothing in this Plan nor in any option granted hereunder shall confer any rights to continue in the employ of the Corporation or its subsidiaries or interfere in any way with the rights of the Corporation or any subsidiary to terminate the employee at any time.

VIII.    Termination of Employment or Death of Employee

     A. If the employment of an optionee is terminated for cause, or if he voluntarily quits, his option shall expire forthwith, but he may exercise any options that are exercisable as of the date of termination or voluntary quit provided payment for same is received within 30 days of the termination. Retirement, including Early Retirement, under any retirement plan of the Corporation or subsidiary is not deemed a voluntary quit.

     B. If the employment of an optionee terminates for any reason other than termination for cause, a voluntary quit, disability or death, the option shall expire three months thereafter unless by its terms it expires sooner. During said period, the option may be exercised in accordance with its terms but only for the number of shares with respect to which options could be exercised as of the date of termination of employment.

     C. If an optionee dies while he is employed by the Corporation or a subsidiary or within the three month period referred to in Section VIII(B) above or within the twelve month period referred to in
         Section VIII(D) below, during said period, the option may be exercised by his personal representatives or the persons to whom his rights under the option shall pass by will or the laws of descent and distribution in accordance with terms of the option but only for that number of shares with respect to which options could be exercised as of the date of death. Such exercisable option must be exercised within three months of death, unless, by its terms, it expires sooner.

     D. If the employment of an optionee terminates by reason of the optionee's "disability" (within the meaning of Section 22(e)(3) of the Code), the option shall expire 12 months thereafter unless by its terms it expires sooner. During said period, the option may be exercised in accordance with its terms but only for the number of shares with respect to which options could be exercised as of the date of termination of employment.

     E. Notwithstanding the above, an option may not be exercised after the expiration of five years from the date the option is granted.

IX.  Adjustments Upon Changes in Capitalization

     In the event of any recapitalization, stock dividend, stock split, or combination affecting the stock subject to this Plan, or in the event of any merger, consolidation, or reorganization as a result of which the Corporation is the surviving corporation, the Committee will make appropriate adjustments in the aggregate number of kind of shares subject to the Plan, the number of shares that may be granted to any one employee, and the number of shares and the price per share subject to outstanding options provided that such options remain or constitute incentive stock options within the meaning of Section 422 of the Code. Any such determination of adjustment shall be final and conclusive upon the parties.

     In the event of the dissolution or liquidation of the Corporation, or in the event of a reorganization, merger, or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, or in the event of a sale of substantially all of the property or stock of the Corporation to another corporation, the Plan shall terminate; and any option then outstanding hereunder shall terminate on the effective date of such transaction; provided, however, that in the event of any such transaction the Board of Directors may, but need not, modify all outstanding options so as to make all such options exercisable in full on a date sufficiently in advance of the effective date of such transaction to permit the shares acquired pursuant to any exercise of such options to be issued before the effective date of such transaction.

X.   Amendment and Termination

     A. The Board of Directors shall have the power, in its discretion, to amend, suspend or terminate this Plan at any time. The Board of Directors shall not have the power except as may be permitted in Section IX herein:

         1. To change the class of employees eligible to receive options under the Plan; or

         2. To increase the number of shares subject to the Plan in the aggregate unless such increase is submitted to the shareholders of the Corporation for their approval; or

         3. To increase the number of shares subject to an option for any one individual; or

         4. To reduce the option price below the fair market value of the stock (or below the 110% fair market value when required by Section VII (C) hereof) at the time the option was granted; or

         5. To increase the maximum terms of options provided herein.

     B. The Board of Directors may, with the consent of an optionee, make such modifications of the terms and conditions of his option as it shall deem advisable.

XI.  Compliance with Rule 16b-3

     The provisions of this Plan are intended to comply in all respects with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 and any amendments thereto, and, if this Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of this Plan shall be deemed to be automatically amended so as to bring them into full compliance with such rule.

XII. Effective Date of Plan

     This Plan shall become effective as of January 3, 1994 upon approval of the shareholders of the Corporation and shall terminate at the close of business on December 31, 2003.